EXHIBIT 32.1

SECTION 1350 CERTIFICATION

I, A.D. David Mackay, President and Chief Executive Officer of Kellogg Company hereby certify, on the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 10-K of Kellogg Company for the period ended December 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Kellogg Company.

/s/  A.D. David Mackay
Name: A.D. David Mackay

Title:	President and Chief Executive Officer

Date: February 23, 2007